[logo]                                                           Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                             November 30, 1996

                   MASSACHUSETTS INVESTORS GROWTH STOCK FUND

[graphic omitted: Open Pocket Watch]

         AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND" (see page 27)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 5
Fund Facts ................................................................. 5
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 9
Financial Statements .......................................................14
Notes to Financial Statements ..............................................20
Independent Auditors' Report ...............................................25
The MFS Family of Funds ....................................................28
Trustees and Officers ......................................................29

------------------------------------------------------------------------------
   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 23.87%, WHILE CLASS B SHARES RETURNED 22.87%.

o THE FUND BENEFITED FROM A FAVORABLE ECONOMIC ENVIRONMENT OF LOW INFLATION, LOW INTEREST RATES, AND MODEST BUT STEADY ECONOMIC GROWTH, WHICH LED TO STRONG CORPORATE PROFITABILITY.

o TECHNOLOGY COMPANIES EXHIBITED THE FASTEST GROWTH RATES AT THE MOST REASONABLE PRICES, WHILE U.S. TECHNOLOGY COMPANIES HAVE EXTENDED THEIR DOMESTIC POSITIONS TO MANY OVERSEAS MARKETS.

o THE MEDIA SECTOR PERFORMED WELL FOR THE FUND, PARTICULARLY FOLLOWING THE PASSAGE OF THE TELECOMMUNICATION ACT OF 1996. RADIO AND TELEVISION STOCKS RESPONDED FAVORABLY TO INDUSTRY CONSOLIDATION.
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]
     A. Keith Brodkin

Dear Shareholders:

The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets throughout much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

   We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock-market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Thus, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

December 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Christian Felipe]
     Christian Felipe


For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 23.87%, while Class B shares returned 22.87%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to the 27.85% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.


Q. CAN YOU DISCUSS SOME OF THE THINGS YOU THINK AFFECTED THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. Performance was driven by a favorable economic environment of low inflation, low interest rates, and modest but steady economic growth. This led to strong corporate profitability and rising price-to-earnings ratios.

Q. HOW WOULD YOU DESCRIBE THE BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. We saw an economic environment that was characterized by a productivity-led expansion. Massive capital spending by major corporations on their technology infrastructure helped contribute to an economy that was able to grow without price increases, as technology spending allowed companies to reduce payrolls and increase profits without raising prices. The employment picture was also helped by a large number of start-up companies, many of which were financed through initial public offerings. This helped pick up some of the slack created by restructurings at some of the larger companies.

Q. WE NOTICED THAT TECHNOLOGY STOCKS MAKE UP THE LARGEST SECTOR IN THE FUND. WHAT IS IT YOU LIKE ABOUT THIS SECTOR, AND COULD YOU DISCUSS ANY SUB-GROUPS WITHIN TECHNOLOGY THAT YOU FIND PARTICULARLY ATTRACTIVE?

A. The technology group has exhibited the fastest growth rates at the most reasonable prices. U.S. technology companies have also been able to extend their domestic positions to many overseas markets.

Q. COULD YOU GIVE US SOME OF YOUR FAVORITE TECHNOLOGY HOLDINGS AND TELL US WHAT YOU THINK MAKES THEM ATTRACTIVE?

A. Microsoft is the Fund's biggest position. The company dominates virtually every area of the computer software industry, yet its growth prospects today are greater than ever. New opportunities include the Internet, cable television, and relational databases. This position has been held in the Fund for several years, as has Intel, another favorite due to its near-monopoly position in microprocessors.

Q. IN GENERAL, WHAT CHARACTERISTICS OR QUALITIES DO YOU LOOK FOR IN SELECTING STOCKS FOR THE FUND?

A. We look for companies with dominant worldwide franchises that allow them to generate a return significantly ahead of their cost of capital. This leads us to companies with tremendous free cash flows, which we buy when we feel their valuations have reached attractive levels.

Q. CAN YOU TALK ABOUT SOME OTHER STOCKS OR SECTORS THAT PERFORMED AS WELL AS OR BETTER THAN EXPECTED, AND TELL US WHY YOU THINK THEY DID WELL?

A. The media sector performed very well for us, particularly following passage of the Telecommunication Act of 1996. Radio and TV stocks responded favorably to massive industry consolidation. Westinghouse bought Infinity Broadcasting early in the year, and AT&T has recently decided to sell its position in LIN Broadcasting.

Q. NOW, COULD YOU TALK ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU EXPECTED?

A. The HMO (health maintenance organizations) stocks were poor performers for the Fund due to poor industry pricing. This situation appears to have been corrected, and we are encouraged by prospects for this group in 1997.

Q. CAN YOU TELL US ABOUT SOME SECTORS YOU MIGHT BE AVOIDING, AND WHY?

A. We are avoiding many commodity-technology companies due to the cyclical nature of these industries. Personal computer, disk drive, and memory semiconductor companies are some examples.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW ARE YOU POSITIONING THE FUND TO TRY TO TAKE ADVANTAGE OF THOSE CHANGES?

A. We anticipate no significant change, but rather a continuing environment of steady growth, low inflation, and stable-to-falling interest rates. Technology, media, financial services, and health care are some of the major sectors that we anticipate will benefit from this environment.

Respectfully,

/s/ Christian Felipe
    Christian Felipe
    Portfolio Manager

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

CHRISTIAN FELIPE IS SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES
(MFS) AND PORTFOLIO MANAGER OF MFS EMERGING EQUITIES FUND AND MASSACHUSETTS INVESTORS GROWTH STOCK FUND. MR. FELIPE JOINED MFS IN 1986 IN THE RESEARCH DEPARTMENT. HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1988, VICE PRESIDENT - INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996.

MR. FELIPE IS A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES AND THE WHARTON SCHOOL OF BUSINESS AT THE UNIVERSITY OF PENNSYLVANIA.
-------------------------------------------------------------------------------


LARGEST SECTORS

Technology          37.3%
Other Sectors       17.9%
Health Care         14.2%
Leisure             13.7%
Retailing            9.2%
Financial Services   7.7%



------------------------------------------------------------------------------
FUND FACTS

STRATEGY:               THE FUND'S OBJECTIVE IS TO PROVIDE LONG-TERM GROWTH OF
                        CAPITAL AND FUTURE INCOME RATHER THAN CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 1, 1935

SIZE:                   $1.4 BILLION NET ASSETS AS OF NOVEMBER 30, 1996
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of Massachusetts Investors Growth Stock Fund Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class B shares will be greater or less than the line shown, based on differences in loads and fees.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period ended November 30, 1996)

         Massachusetts Investors
            Growth Stock Fund               Consumer                 S&P 500
                 Class A               Price Index - U.S.        Composite Index
         -----------------------       ------------------        ---------------
11/91            $ 9,428                    $10,000                  $10,000
11/92             11,252                     10,305                   11,841
11/93             12,763                     10,581                   13,035
11/94             12,126                     10,864                   13,169
11/95             16,116                     11,143                   18,018
11/96             19,963                     11,524                   23,020


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period ended November 30, 1996)

         Massachusetts Investors
            Growth Stock Fund               Consumer                 S&P 500
                 Class A               Price Index - U.S.        Composite Index
         -----------------------       ------------------        ---------------
11/86            $ 9,426                    $10,000                  $10,000
11/88              9,615                     10,891                   11,735
11/90             12,321                     12,113                   14,808
11/92             20,085                     12,856                   21,097
11/94             21,644                     13,553                   23,463
11/96             35,634                     14,377                   41,017





AVERAGE ANNUAL TOTAL RETURNS

                                                                      1 Year          3 Years          5 Years         10 Years
-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class A)
  including 5.75% sales charge                                       +16.78%          +13.81%          +14.82%          +13.55%

-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class A)
  at net asset value                                                 +23.87%          +16.08%          +16.19%          +14.22%

-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class B)
  with CDSC                                                          +18.87%          +14.43%          +15.36%          +13.93%

-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class B)
  without CDSC                                                       +22.87%          +15.19%          +15.58%          +13.93%

-------------------------------------------------------------------------------------------------------------------------------
Average growth fund**                                                +21.09%          +16.78%          +15.77%          +13.39%

-------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                + 3.42%          + 2.89%          + 2.88%          + 3.70%

-------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                               +27.85%          +20.88%          +18.15%          +15.16%

-------------------------------------------------------------------------------------------------------------------------------

 * The Consumer Price Index is a popular measure of change in prices.
** Source: Lipper Analytical Services.
 + Source: CDA/Wiesenberger

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results with contingent deferred sales charge (CDSC), reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share performance with CDSC, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

------------------------------------------------------------------------------
   TOP TEN HOLDINGS

  MICROSOFT CORP.                           CABLETRON SYSTEMS, INC.
  Computer software and systems company     Computer network company

  COMPUTER ASSOCIATES INTERNATIONAL, INC.   GANNETT CO., INC.
  Computer software company                 Newspaper, television, and radio
                                            company
  INTEL CORP.
  Semiconductor manufacturer                CISCO SYSTEMS, INC.
                                            Computer network developer
  FRANKLIN RESOURCES, INC.
  Mutual fund and financial services        UNITED HEALTHCARE CORP.
  company                                   Health maintenance organization

  MCI COMMUNICATIONS CORP.                  BMC SOFTWARE, INC.
  Telecommunications company                Computer software company
------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - November 30, 1996

Stocks - 91.3%
-----------------------------------------------------------------------------
Issuer                                             Shares            Value
-----------------------------------------------------------------------------
U.S. Stocks - 89.5%
  Aerospace - 0.8%
    Boeing Co.                                     50,000 $      4,968,750
    General Dynamics Corp.                         40,800        3,009,000
    Gulfstream Aerospace Corp.*                    65,000        1,560,000
    McDonnell Douglas Corp.                        25,000        1,321,875
                                                          ----------------
                                                          $     10,859,625
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Nike, Inc., "B"                                76,400 $      4,345,250
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    Citicorp                                       57,000 $      6,227,250
    Compass Bancshares, Inc.                        4,600          178,825
    Signet Banking Corp.                           25,000          756,250
                                                          ----------------
                                                          $      7,162,325
-----------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*      170,000 $      4,930,000
    Sun Microsystems, Inc.*                       410,000       23,882,500
                                                          ----------------
                                                          $     28,812,500
-----------------------------------------------------------------------------
  Business Services - 4.1%
    AccuStaff, Inc.*                               87,800 $      1,777,950
    ADT Ltd.*                                     400,000        8,200,000
    Alco Standard Corp.                           135,000        6,986,250
    Computer Sciences Corp.*                       95,000        7,469,375
    CUC International, Inc.*                      435,000       11,473,125
    DST Systems, Inc.*                            260,000        8,417,500
    Interim Services, Inc.*                       170,000        6,672,500
    Loewen Group, Inc.                             12,000          484,500
    Sabre Group Holding, Inc.*
      (Business Services)                         139,900        4,092,075
                                                          ----------------
                                                          $     55,573,275
-----------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                150,000 $      3,843,750
    Telephone & Data Systems, Inc.                251,100        9,384,863
                                                          ----------------
                                                          $     13,228,613
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.4%
    Electronic Arts, Inc*                          66,500 $      2,136,312
    First Data Corp.                              175,000        6,978,125
    Microsoft Corp.*                              500,000       78,437,500
                                                          ----------------
                                                          $     87,551,937
-----------------------------------------------------------------------------
  Computer Software - Systems - 14.2%
    BMC Software, Inc.*                           650,000 $     28,275,000
    Cadence Design Systems, Inc.*                 660,800       26,349,400
    Computer Associates International, Inc.     1,000,000       65,750,000
    Compuware Corp.*                              259,700       14,673,050
    Informix Corp.*                                21,700          515,375
    Ingram Micro, Inc.*                            20,000          492,500
    Oracle Systems Corp.*                         550,000       26,950,000
    Sterling Software, Inc.*                      250,000        8,281,250
    Sybase, Inc.*                                 700,000       12,337,500
    Synopsys, Inc.*                               100,000        4,425,000
    USCS International, Inc.*                     260,000        4,355,000
    Xionics Document Technologies*                100,000        1,300,000
                                                          ----------------
                                                          $    193,704,075
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Colgate-Palmolive Co.                          50,000 $      4,631,250
    Revlon, Inc., "A"*                            135,000        4,168,125
    Service Corp. International                   100,000        3,012,500
    Tyco International Ltd.                       340,000       18,615,000
                                                          ----------------
                                                          $     30,426,875
-----------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                          125,000 $     13,000,000
-----------------------------------------------------------------------------
  Electronics - 4.4%
    Atmel Corp.*                                  137,700 $      4,526,888
    Intel Corp.                                   425,000       53,921,875
    LSI Logic Corp.*                               50,000        1,506,250
                                                          ----------------
                                                          $     59,955,013
-----------------------------------------------------------------------------
  Entertainment - 5.7%
    Chancellor Broadcast Corp., "A"*               27,900 $        809,100
    Clear Channel Communications, Inc.*           110,000        7,590,000
    Cox Radio, Inc.*                              197,500        3,456,250
    Disney (Walt) Co.                              30,000        2,212,500
    Harrah's Entertainment, Inc.*               1,410,000       25,027,500
    Infinity Broadcasting Corp., "A"*             310,000        9,958,750
    Jacor Communications, Inc.*                   177,300        4,255,200
    LIN Television Corp.*                         381,700       15,315,713
    Mirage Resorts, Inc.*                         300,000        7,237,500
    Viacom, Inc., "B"*                             50,000        1,887,500
                                                          ----------------
                                                          $     77,750,013
-----------------------------------------------------------------------------
  Financial Institutions - 5.6%
    Associates First Capital Corp., "A"           200,000 $      9,675,000
    Beneficial Corp.                               50,000        3,106,250
    Federal Home Loan Mortgage Corp.               15,000        1,713,750
    Franklin Resources, Inc.                      750,000       53,625,000
    MBNA Corp.                                    100,000        4,037,500
    Merrill Lynch & Co., Inc.                      50,000        4,012,500
                                                          ----------------
                                                          $     76,170,000
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    PepsiCo, Inc.                                 150,000 $      4,481,250
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Kimberly-Clark Corp.                           20,000 $      1,955,000
-----------------------------------------------------------------------------
  Insurance - 0.9%
    Equitable of Iowa Cos.                        275,000 $     12,306,250
-----------------------------------------------------------------------------
  Medical and Health Products - 2.8%
    Johnson & Johnson                             255,000 $     13,546,875
    Pfizer, Inc.                                   40,000        3,585,000
    Rhone-Poulenc Rorer, Inc.                     122,000        9,073,750
    Schering Plough Corp.                         165,000       11,756,250
                                                          ----------------
                                                          $     37,961,875
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.6%
    Cardinal Health, Inc.                         100,000 $      8,362,500
    Columbia Healthcare Corp.                     315,000       12,600,000
    Genesis Health Ventures, Inc.*                225,000        6,271,875
    Health Management Associates, Inc., "A"*      200,000        4,425,000
    HealthSouth Corp.*                            615,000       23,139,375
    Lincare Holdings, Inc.*                       100,000        3,975,000
    Oxford Health Plans, Inc.*                     70,000        4,060,000
    Pacificare Health Systems, Inc., "B"*         305,200       25,331,600
    St. Jude Medical, Inc.*                        60,000        2,505,000
    United Healthcare Corp.                       657,500       28,354,687
    Vivra, Inc.*                                  400,000       12,300,000
                                                          ----------------
                                                          $    131,325,037
-----------------------------------------------------------------------------
  Pollution Control - 1.7%
    Republic Industries, Inc.##(+)                500,000 $     16,625,000
    USA Waste Services, Inc.*                     210,000        6,772,500
                                                          ----------------
                                                          $     23,397,500
-----------------------------------------------------------------------------
  Printing and Publishing - 2.9%
    Gannett Co., Inc.                             415,000 $     32,577,500
    Harte-Hanks Communications, Inc.              100,000        2,575,000
    Tribune Co.                                    50,000        4,325,000
                                                          ----------------
                                                          $     39,477,500
-----------------------------------------------------------------------------
  Real Estate - 0.1%
    Cb Commercial Real Estate Services Group*      49,000 $        882,000
-----------------------------------------------------------------------------
  Restaurants and Lodging - 3.3%
    HFS, Inc.*                                     50,000 $      3,237,500
    Marriot International, Inc.                   205,000       11,428,750
    McDonalds Corp.                               100,000        4,675,000
    Outback Steakhouse, Inc.*                     125,000        3,609,375
    Promus Hotel Corp.*                           691,800       22,310,550
                                                          ----------------
                                                          $     45,261,175
-----------------------------------------------------------------------------
  Stores - 6.8%
    AutoZone, Inc.*                                75,000 $      1,846,875
    CVS Corp.                                     225,000        9,253,125
    General Nutrition Cos., Inc.*                 225,000        3,881,250
    Gymboree Corp.*                               165,000        4,661,250
    Home Depot, Inc.                              400,000       20,850,000
    Linens N Things, Inc.*                        100,000        1,562,500
    Mazel Stores, Inc.*                             6,300          124,425
    Micro Warehouse, Inc.*                        305,300        7,556,175
    Office Depot, Inc.*                         1,400,000       27,300,000
    Rite Aid Corp.                                  7,900          312,050
    Sunglass Hut International, Inc.*             100,000          737,500
    Talbots, Inc.                                  50,000        1,443,750
    Thrifty Payless Holdings, Inc., "B"*          525,000       13,453,125
    Travis Boats and Motors, Inc.*                 40,000          505,000
                                                          ----------------
                                                          $     93,487,025
-----------------------------------------------------------------------------
  Supermarkets - 0.6%
    Kroger Co.*                                    75,000 $      3,459,375
    Safeway, Inc.*                                 80,000        3,250,000
    Vons Cos., Inc.*                               35,000        1,841,875
                                                          ----------------
                                                          $      8,551,250
-----------------------------------------------------------------------------
  Telecommunications - 8.4%
    Cabletron Systems, Inc.*                    1,200,000 $     48,450,000
    Cellular Communications International*        150,000        3,956,250
    Cisco Systems, Inc.*                          430,000       29,186,250
    Glenayre Technologies, Inc.*                  460,500       10,994,437
    Lucent Technologies, Inc.                     325,000       16,656,250
    Univision Communications, Inc.*               125,000        4,968,750
                                                          ----------------
                                                          $    114,211,937
-----------------------------------------------------------------------------
  Utilities - Telephone - 3.7%
    MCI Communications Corp.                    1,650,000 $     50,325,000
-----------------------------------------------------------------------------
  Other - 0.1%
    Kansas City Southern Industries, Inc.          25,000 $      1,256,250
-----------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $908,639,000)         $  1,223,418,550
-----------------------------------------------------------------------------
Foreign Stocks - 1.8%
  Germany - 0.7%
    Sap AG, Preferred
      (Computer Software - Systems)                45,000 $      6,185,306
    Sap Aktiengesellschsft, ADR##
      (Computer Software - Systems)                75,600        3,430,350
                                                          ----------------
                                                          $      9,615,656
-----------------------------------------------------------------------------
  Italy - 0.4%
    Fila Holdings S.p.A., ADR
      (Apparel and Textiles)                       70,000 $      5,180,000
-----------------------------------------------------------------------------
  Sweden - 0.7%
    Astra AB, Free, "B" (Pharmaceuticals)         200,000 $      9,386,668
-----------------------------------------------------------------------------
Total Foreign Stocks (Identified Cost, $19,639,592)       $     24,182,324
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $928,278,592)              $  1,247,600,874
-----------------------------------------------------------------------------
Convertible Preferred Stock - 0.3%
-----------------------------------------------------------------------------
Issuer                                             Shares            Value
-----------------------------------------------------------------------------
  American Radio Systems Corp., 7s##
    (Identified Cost, $4,966,400)                 100,000 $      4,600,000
-----------------------------------------------------------------------------
Convertible Bond - 0.3%
------------------------------------------------------------------------------
                                        Principal Amount
                                            (000 Omitted)
------------------------------------------------------------------------------
  Home Depot, Inc., 3.25s, 2001
    (Identified Cost, $4,000,000)                 $ 4,000 $      3,975,000
-----------------------------------------------------------------------------

Short-Term Obligations - 8.3%
------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 12/02/96  $14,600 $     14,597,688
  Federal Home Loan Mortgage Corp., due 12/05/96   10,000        9,994,222
  Federal Home Loan Mortgage Corp., due 12/10/96    1,835        1,832,610
  Federal Home Loan Mortgage Corp., due 12/12/96    7,975        7,962,256
  Federal Home Loan Mortgage Corp., due 12/18/96    8,000        7,980,280
  Federal Home Loan Mortgage Corp., due 12/19/96    4,100        4,089,278
  Federal Home Loan Mortgage Corp., due 12/23/96    9,480        9,449,701
  Federal National Mortgage Assn., due 12/12/96     6,755        6,744,226
  Federal National Mortgage Assn., due 12/17/96    11,790       11,762,621
  Federal National Mortgage Assn., due 12/20/96     7,490        7,469,306
  General Electric Co., due 12/03/96                6,310        6,308,149
  General Electric Co., due 12/04/96                9,840        9,835,695
  Raytheon Co., due 12/05/96                       10,610       10,603,752
  Student Loan Marketing Assn., due 12/27/96        4,425        4,408,254
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost           $    113,038,038
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,050,283,030)       $  1,369,213,912
Other Assets, Less Liabilities - (0.2)%                         (2,977,034)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                       $  1,366,236,878
-----------------------------------------------------------------------------
  *  Non-income producing security.
 ##  SEC Rule 144A restriction.
(+)  Securities valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,050,283,030)      $1,369,213,912
  Cash                                                                 67,129
  Receivable for investments sold                                  10,011,847
  Receivable for Fund shares sold                                     385,542
  Dividends and interest receivable                                   314,689
  Other assets                                                         12,287
                                                               --------------
      Total assets                                             $1,380,005,406
                                                               --------------
Liabilities:
  Payable for investments purchased                            $   12,704,034
  Payable for Fund shares reacquired                                  344,675
  Payable to affiliates -
    Management fee                                                     32,282
    Shareholder servicing agent fee                                    14,053
    Distribution fee                                                  429,943
  Accrued expenses and other liabilities                              243,541
                                                               --------------
      Total liabilities                                        $   13,768,528
                                                               --------------
Net assets                                                     $1,366,236,878
                                                               ==============
Net assets consists of:
  Paid-in capital                                              $  735,670,386
  Unrealized appreciation on investments                          318,930,882
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                             311,713,627
  Accumulated net investment loss                                     (78,017)
                                                               --------------
      Total                                                    $1,366,236,878
                                                               ==============
Shares of beneficial interest outstanding                       101,694,423
                                                                ===========
Class A shares:
  Net asset value per share
    (net assets of $1,341,156,165 / 99,782,219 shares of
    beneficial interest outstanding)                               $13.44
                                                                   ======
  Offering price per share (100 / 94.25)                           $14.26
                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,080,713 / 1,912,204 shares of
    beneficial interest outstanding)                               $13.12
                                                                   ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $  3,963,725
    Interest                                                        3,871,140
                                                                 ------------
      Total investment income                                    $  7,834,865
                                                                 ------------

  Expenses -
    Management fee                                               $  3,656,428
    Trustees' compensation                                             64,944
    Shareholder servicing agent fee (Class A)                       1,537,363
    Shareholder servicing agent fee (Class B)                          42,867
    Distribution and service fee (Class A)                          2,465,964
    Distribution and service fee (Class B)                            194,849
    Custodian fee                                                     397,958
    Postage                                                           103,270
    Printing                                                           84,672
    Auditing fees                                                      33,445
    Legal fees                                                          2,218
    Miscellaneous                                                     364,510
                                                                 ------------
      Total expenses                                             $  8,948,488
    Fees paid indirectly                                             (353,156)
                                                                 ------------
      Net expenses                                               $  8,595,332
                                                                 ------------
        Net investment loss                                      $   (760,467)
                                                                 ============
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $313,083,375
    Foreign currency transactions                                     (44,789)
                                                                 ------------
      Net realized gain on investments and foreign currency
         transactions                                            $313,038,586
                                                                 ------------
  Change in unrealized depreciation on investments               $(46,507,951)
                                                                 ------------
      Net realized and unrealized gain on investments and
         foreign currency                                        $266,530,635
                                                                 ------------
        Increase in net assets from operations                   $265,770,168
                                                                 ============

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended November 30,                                   1996           1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                          $     (760,467) $     (986,154)
  Net realized gain on investments and foreign
    currency transactions                         313,038,586     155,044,848
  Net unrealized gain (loss) on investments       (46,507,951)    150,833,517
                                               --------------  --------------
      Increase in net assets from operations   $  265,770,168  $  304,892,211
                                               --------------  --------------

Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency
    transactions (Class A)                     $ (151,666,814) $ (100,591,643)
  From net realized gain on investments and
    foreign currency
    transactions (Class B)                         (1,895,891)     (1,381,907)
                                               --------------  --------------
      Total distributions declared to
        shareholders                           $ (153,562,705) $ (101,973,550)
                                               --------------  --------------

Fund share (principal) transactions -
  Net proceeds from sale of shares             $  141,518,246  $  141,763,381
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                              122,007,526      81,493,960
  Cost of shares reacquired                      (204,316,519)   (218,071,853)
                                               --------------  --------------
    Increase in net assets from Fund share
       transactions                            $   59,209,253  $    5,185,488
                                               --------------  --------------
      Total increase in net assets             $  171,416,716  $  208,104,149
Net assets:
  At beginning of period                        1,194,820,162     986,716,013
                                               --------------  --------------

  At end of period (including accumulated net
    investment loss of $78,017 and $61,855,
    respectively)                              $1,366,236,878  $1,194,820,162
                                               ==============  ==============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------
Year Ended November 30,              1996     1995     1994     1993     1992
-----------------------------------------------------------------------------
                                  Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                            $12.51   $10.48   $12.97   $12.15   $10.87
                                   ------   ------   ------   ------   ------
Income from investment
 operations# -
  Net investment loss              $(0.01)  $(0.01)  $(0.01)  $(0.01)  $(0.03)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                     2.55     3.12    (0.49)    1.55     2.07
                                   ------   ------   ------   ------   ------
      Total from investment
        operations                 $ 2.54   $ 3.11  $ (0.50)  $ 1.54   $ 2.04
                                   ------   ------   ------   ------   ------
Less distributions declared to
  shareholders from net realized
  gain on investment and foreign
  currency transactions            $(1.61)  $(1.08)  $(1.99)  $(0.72)  $(0.76)
                                   ------   ------   ------   ------   ------
      Total distributions
        declared to shareholders   $(1.61)  $(1.08)  $(1.99)  $(0.72)  $(0.76)
                                   ------   ------   ------   ------   ------
Net asset value - end of period    $13.44   $12.51   $10.48   $12.97   $12.15
                                   ======   ======   ======   ======   ======
Total return(+)                    23.87%   32.91%  (5.00)%   13.43%   19.35%
Ratios (to average net
 assets)/Supplemental data:
  Expenses##                        0.72%    0.73%    0.72%    0.71%    0.67%
  Net investment loss             (0.05)%  (0.08)%  (0.06)%  (0.19)%  (0.24)%
Portfolio turnover                   107%      46%      56%      52%      16%
Average commission rate###        $0.0611  $ --     $ --     $ --     $ --
Net assets at end of period
  (000,000 omitted)                $1,341   $1,180   $  977   $1,132   $1,070


# Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
## For fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge
    (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------
Year Ended November 30,             1991      1990     1989     1988     1987
-----------------------------------------------------------------------------
                                 Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                           $ 8.48    $10.70   $ 8.39   $ 9.05   $ 9.69
                                  ------    ------   ------   ------   ------
Income from investment
 operations -
  Net investment income           $ 0.01    $ 0.05   $ 0.09   $ 0.12   $ 0.18
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                    2.93     (1.02)    3.14     0.64    (0.68)
                                  ------    ------   ------   ------   ------
      Total from investment
       operations                 $ 2.94    $(0.97)  $ 3.23   $ 0.76   $(0.50)
                                  ------    ------   ------   ------   ------

Less distributions declared
 to shareholders -
  From net investment income      $(0.03)   $(0.05)  $(0.08)  $(0.15)  $(0.14)
  From net realized gain on
    investment and
    foreign currency
    transactions                   (0.52)    (1.20)   (0.84)   (1.27)   --
                                  ------    ------   ------   ------   ------

      Total distributions
        declared to
        shareholders              $(0.55)   $(1.25)  $(0.92)  $(1.42)  $(0.14)
                                  ------    ------   ------   ------   ------
Net asset value - end of
  period                          $10.87    $ 8.48   $10.70   $ 8.39   $ 9.05
                                  ======    ======   ======   ======   ======
Total return(+)                   36.56%  (10.27)%   42.14%    8.21%  (5.57)%
Ratios (to average net
 assets)/Supplemental data:
  Expenses                         0.63%     0.53%    0.54%    0.58%    0.50%
  Net investment income            0.14%     0.55%    0.91%    1.27%    1.60%
Portfolio turnover                   39%       44%      32%      75%      66%
Net assets at end of period
  (000,000 omitted)               $  950    $  749   $  907   $  735   $  774


(+)Total returns for Class A shares do not include the applicable sales charge
   (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

------------------------------------------------------------------------------
Year Ended November 30,                      1996      1995     1994     1993*
-----------------------------------------------------------------------------
                                          Class B
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                          $ 12.26   $ 10.35  $ 12.93  $ 12.91
                                          -------   -------  -------  -------
Income from investment operations# -
  Net investment loss                     $ (0.11)  $ (0.11) $ (0.09) $ (0.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                    2.51      3.10    (0.50)    0.03
                                          -------   -------  -------  -------
      Total from investment operations    $  2.40   $  2.99  $ (0.59) $  0.02
                                          -------   -------  -------  -------

Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                            $ (1.54)  $ (1.08) $ (1.99) $ --
                                          -------   -------  -------  -------
Net asset value - end of period           $ 13.12   $ 12.26  $ 10.35  $ 12.93
                                          =======   =======  =======  =======
Total return                               22.87%    32.09%  (5.82)%    0.70%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                1.61%     1.63%    1.60%    1.49%+
  Net investment loss                     (0.94)%   (0.98)%  (0.87)%  (0.99)%+
Portfolio turnover                           107%       46%      56%      52%
Average commission rate###                $0.0611   $ --     $ --      $  --
Net assets at end of period (000,000
  omitted)                                $    25   $    14  $     9   $    2


  * For the period from the commencement of offering of Class B shares, September 7, 1993 through November 30, 1993.
  + Annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $744,305 and $6,746 was reclassified from accumulated net realized gain on investments and foreign currency transactions to accumulated net investment loss and paid-in capital, respectively, due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $21,134 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $46,476 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $731,215 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.21% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,363 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $457 and $31,599 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $1,244,704,875 and $1,350,498,306, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $1,053,749,748
                                                             ==============
Gross unrealized appreciation                                $  345,353,839
Gross unrealized depreciation                                   (29,889,675)
                                                             --------------
  Net unrealized appreciation                                $  315,464,164
                                                             ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                  Year Ended November 30, 1996   Year Ended November 30, 1995
                  ----------------------------   ----------------------------
                         Shares         Amount          Shares         Amount
-----------------------------------------------------------------------------
Shares sold           9,833,859   $117,167,335      12,002,572   $129,204,725
Shares issued to
 shareholders in
 reinvestment of
 distributions       11,391,727    120,223,809       8,387,440     80,184,283
Shares reacquired   (15,793,634)  (186,665,355)    (19,312,028)  (207,377,260)
                    -----------   ------------      ----------   ------------
  Net increase        5,431,952   $ 50,725,789       1,077,984   $  2,011,748
                    ===========   ============      ==========   ============

Class B Shares

                  Year Ended November 30, 1996   Year Ended November 30, 1995
                  ----------------------------   ----------------------------
                         Shares         Amount          Shares         Amount
-----------------------------------------------------------------------------
Shares sold           2,089,754   $ 24,350,911       1,196,877   $ 12,558,656
Shares issued to
 shareholders in
 reinvestment of
 distributions          171,965      1,783,717         139,032      1,309,677
Shares reacquired    (1,530,126)   (17,651,164)     (1,054,654)   (10,694,593)
                    -----------   ------------      ----------   ------------
  Net increase          731,593 $    8,483,464         281,255   $  3,173,740
                    ===========   ============      ==========   ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $13,431.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Growth Stock Fund as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the year ended November 30, 1996, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                 CUSTODIAN
A. Keith Brodkin* - Chairman and         State Street Bank and Trust Company
  President
                                         AUDITORS
Richard B. Bailey* - Private Investor;   Deloitte & Touche LLP
Former Chairman and Director
(until 1991), Massachusetts              INVESTOR INFORMATION
Financial Services Company; Director,    For MFS stock and bond market outlooks,
Cambridge Bancorp; Director,             call toll free: 1-800-637-4458 anytime
Cambridge Trust Company                  from a touch-tone telephone.

Peter G. Harwood - Private Investor      For information on MFS mutual funds,
                                         call your financial adviser or, for an
J. Atwood Ives - Chairman and Chief      information kit, call toll free:
Executive Officer, Eastern Enterprises   1-800-637-2929 any business day from
                                         9 a.m. to 5 p.m. Eastern time (or
Lawrence T. Perera - Partner,            leave a message anytime).
Hemenway & Barnes
                                         INVESTOR SERVICE
William J. Poorvu - Adjunct Professor,   MFS Service Center, Inc.
Harvard University Graduate School of    P.O. Box 2281
Business Administration                  Boston, MA 02107-9906

Charles W. Schmidt - Private Investor    For general information, call toll
                                         free: 1-800-225-2606 any business day
Arnold D. Scott* - Senior Executive Vice from 8 a.m. to 8 p.m. Eastern time. President, Director and Secretary,
Massachusetts Financial Services Company For service to speech- or hearing-
                                         impaired, call toll free:
Jeffrey L. Shames* - President and       1-800-637-6576 any business day from
Director, Massachusetts Financial        9 a.m. to 5 p.m. Eastern time.
Services Company                         (To use this service, your phone must
                                         be equipped with a Telecommunications
Elaine R. Smith - Independent Consultant Device for the Deaf.)

David B. Stone  - Chairman, North        For share prices, account balances, and
American Management Corp.                exchanges, call toll free: 1-800-MFS-
(investment advisers)                    TALK (1-800-637-8255) anytime from a
                                         touch-tone telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company WORLD WIDE WEB
500 Boylston Street                      www.mfs.com
Boston, MA 02116-3741
                                         [DALBAR graphic omitted]
DISTRIBUTOR                              For the third year in a row, MFS earned
MFS Fund Distributors, Inc.              a #1 ranking in the DALBAR, Inc.
500 Boylston Street                      Broker/Dealer Survey, Main Office
Boston, MA 02116-3741                    Operations Service Quality Category.
                                         The firm achieved a 3.48 overall score
PORTFOLIO MANAGER                        on a scale of 1 to 4 in the 1996
Christian Felipe*                        survey. A total of 110 firms responded,
                                         offering input on the quality of
TREASURER                                service they received from 29 mutual
W. Thomas London*                        fund companies nationwide. The survey
                                         contained questions about service
ASSISTANT TREASURER                      quality in 15 categories, including
James O. Yost*                           "knowledge of phone service contacts,"
                                         "accuracy of transaction processing,"
SECRETARY                                and "overall ease of doing business
Stephen E. Cavan*                        with the firm."

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

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MASSACHUSETTS                                                BULK RATE
INVESTORS GROWTH         [DALBAR logo]                       U.S. POSTAGE
STOCK FUND                                                   PAID
                                                             PERMIT #55638
500 Boylston Street                                          BOSTON, MA
Boston, MA 02116                                             -------------

[logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

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